UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

FORMFACTOR, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FormFactor, Inc. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 18, 2012 This is not a ballot. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report to Stockholders are available at www.proxyease.com/formfactor/2012 If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 10, 2012 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS To the Stockholders of FORMFACTOR, INC. Notice is hereby given that the Annual Meeting of Stockholders of FormFactor, Inc. will be held on April 18, 2012 at 3:00 p.m. Pacific Daylight Time at 7005 Southfront Road, Livermore, California 94551 for the following purposes: (1) Election of the following nominees as Class III directors: 01 – Richard DeLateur 02 – Edward Rogas, Jr. (2) Advisory approval of the Company’s executive compensation. (3) Approval of the amendment and restatement of the Company’s Equity Incentive Plan. (4) Approval of the amendment and restatement of the Company’s Employee Stock Purchase Plan. (5) Ratification of the selection of PricewaterhouseCoopers LLP as FormFactor’s independent registered public accounting firm for fiscal year 2012. Note: Voting items may include such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors recommends a vote FOR the election of the Class III nominees to the board of directors listed (Proposal no. 1), and FOR Proposals no. 2, 3, 4, and 5. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this annual meeting and future meetings may be requested by one of the following methods: To view your proxy materials online, go to www.proxyease.com/formfactor/2012. Have the 11 digit control number available when you access the website and follow the instructions. 877-777-2857 TOLL FREE requests@proxyease.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. You must use the 11 digit control number located in the box below. CONTROL NO.

FormFactor, Inc. 7005 Southfront Road Livermore, California 94551 The following proxy materials are available to you to review at: www.proxyease.com/formfactor/2012 - the Company’s Annual Report for the fiscal year ending December 31, 2011 - the Company’s 2012 Proxy Statement Directions to attend the meeting can be found in our Proxy Statement. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by internet or request hard copy. You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 or By logging onto http://www.proxyease.com/formfactor/2012 or By email at: requests@proxyease.com Please include the company name and your control number in the subject line.